                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
      Subsection 240.14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                 QUANTUM FINANCIAL HOLDINGS, INC.
---------------------------------------------------------------
    (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement
                    If other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]   Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:
_________________________________________________________________

     5.     Total fee paid:
_________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                     [QUANTUM LETTERHEAD]










                          May 2, 1997




Dear Stockholder:

     We invite you to attend the 1997 Annual Meeting of Stockholders of Quantum Financial Holdings, Inc. to be held at the Holiday Inn, Glen Burnie #2 (North), 6323 Ritchie Highway,
Glen Burnie, Maryland on Thursday, May 22, 1997 at 4:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's wholly-owned subsidiary, Baltimore American Savings Bank, F.S.B. Directors and officers of the Company as well as representatives of Wooden & Benson, Chartered, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

                              Sincerely,

                              /s/ Richard W. Kraus

                              Richard W. Kraus
                              President

               QUANTUM FINANCIAL HOLDINGS, INC.
                     4023 ANNAPOLIS ROAD
                BALTIMORE, MARYLAND  21227-0222
                       (410) 789-6882

          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON MAY 22, 1997

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Quantum Financial
Holdings, Inc. (the "Company") will be held at the Holiday Inn,
Glen Burnie #2 (North), 6323 Ritchie Highway, Glen Burnie,
Maryland on Thursday, May 22, 1997 at 4:00 p.m., Eastern Time.

     A proxy statement and proxy card for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.  The election of two directors of the Company; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-

posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 2, 1997 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ PETER G. ENSENAT

                       PETER G. ENSENAT
                       SECRETARY

Baltimore, Maryland
May 2, 1997


     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE
COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO
INSURE A QUORUM.  THE ACCOMPANYING PROXY CARD IS ACCOMPANIED BY A
SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE.  NO POSTAGE IS
REQUIRED IF MAILED IN THE UNITED STATES.

                       PROXY STATEMENT
                            OF
                QUANTUM FINANCIAL HOLDINGS, INC.
                  4023 ANNAPOLIS ROAD
            BALTIMORE, MARYLAND  21227-0222


                 ANNUAL MEETING OF STOCKHOLDERS
                         MAY 22, 1997


                           GENERAL

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Quantum Financial Holdings, Inc. (the "Company"), the holding company for Baltimore American Savings Bank, F.S.B. ("Baltimore American" or the "Bank"), of proxies to be used at the 1997 annual meeting of stockholders of the Company and any adjournments or postponements thereof (the "Annual Meeting") which will be held at the Holiday Inn, Glen Burnie #2 (North), 6323 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 22, 1997 at 4:00 p.m. This proxy statement and the accompanying notice and proxy card are being first mailed to stockholders on or about May 2, 1997.

             VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments or postponements thereof. Proxies may be revoked by written notice to Peter G. Ensenat, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of stockholders at the Annual Meeting alone will not revoke such stockholders proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

       VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on April 2, 1997 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, the Company had 106,924 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, at the latest practicable date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Common Stock and by all directors and executive officers of the Company as a group.

                                       Amount and      Percent of
                                       Nature of       Shares of
Name and Address                       Beneficial      Common Stock
of Beneficial Owner                    Ownership(1)    Outstanding(2)
-------------------                    ------------    --------------
Baltimore American Savings Bank, F.S.B.
Employee Stock Ownership Plan
4023 Annapolis Road
Baltimore, Maryland  21227              11,780 (3)        11.02%

Pearl J. Rogers
M. Bernard Rogers
1904 Todcaster Road
Catonsville, Maryland  21228             6,929 (4)         6.48%

Donald D. Rogers
2301 S. Ocean Drive, #2005
Hollywood, Florida  33019                6,125             5.73%

Hilda R. Recker,
Edgar H. Geisendaffer, Jr.
and Roland F. Recker, Jr.
380 Centerhill Avenue
Linthicum, MD  21090                     5,625             5.26%

Peter G. Ensenat
Genevieve Ensenat
6439 Orchard Road
Linthicum, MD  21090                     5,500 (4)         5.14%

All Officers and Directors
  as a Group (7 persons)                22,073 (5)        20.64%

____________
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock with respect to which he or she has or shares voting or investment power or has a right to acquire beneficial ownership at any time within
    60 days from the Record Date.  As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.  Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.  For information relating to the number of shares of Common Stock beneficially owned by each director of the
    Company, see "Proposal I -- Election of Directors."
(2) In calculating percentage ownership for a given individual, the number of shares of
    Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of the Record Date held by that individual.
(3) Shares owned by the Employee Stock Ownership Plan ("ESOP") are held in a suspense account for allocation among participants on the basis of compensation as the loan is repaid.  Of the 11,780 shares held by the ESOP, 6,297 shares had been allocated as of December 31, 1996.  The ESOP Committee as appointed by the Board of
    Directors, consists of Directors Rogers and Ensenat.  Directors Copeland and
    Ensenat, neither of whom are full-time employees of the Bank, serve as the ESOP
    Trustee.  The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees.  Allocated shares for which employees do not give instructions and unallocated shares are voted by the ESOP Trustee as recommended by the ESOP Committee.  The ESOP Trustee makes the final determination as to the investment of the funds contributed to the ESOP, and as to the voting of allocated shares for which employees do not give instructions and unallocated shares.
(4) Includes options to purchase 500 shares of Common Stock.
(5) Includes options to purchase 4,700 shares of Common Stock which have been granted to directors and executive officers which are exercisable within 60 days of the
    Record Date.  Includes certain shares of Common Stock owned by businesses in which a director is an officer or major stockholder, or by spouses, or as a custodian or trustee for minor children, over which shares the named individual or all officers and directors as a group effectively exercise sole voting and investment power.
    Includes 2,433 shares allocated to officers and held by the ESOP, but does not include the remaining 5,483 shares held by the ESOP.  See Footnote 3, above.


                 PROPOSAL I -- ELECTION OF DIRECTORS
GENERAL

     The Company's Board of Directors presently consists of seven members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two directors will be elected for terms to expire at the Annual Meeting to be held in the year 2000. The Board of Directors has nominated Richard W. Kraus and Nancy H. Burger to serve as directors for a three-year period. Under Maryland law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth the names of the Board of Directors' nominees for election as directors. Also set forth is certain other information with respect to each person's age, the year he or she first became a director of the Company's principal subsidiary, Baltimore American, the expiration of his or her current term as a director, and the number and percentage of shares of Common Stock beneficially owned. All the Company's directors were initially
appointed to the Company's Board of Directors in 1995.   Each director
of the Company is also a member of the Board of Directors of the Bank.

                                                            Shares of
                                   Year First               Common Stock
                       Age at      Elected as     Current   Beneficially
                    December 31,   Director         Term      Owned at the   Percent
Name                   1996        of the Bank   to Expire  Record Date(1)  of Class(2)
----               ------------   -----------    ---------  --------------  -----------
                        BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Richard W. Kraus       42          1988           1997       4,494 (3)       4.20%

Nancy H. Burger        65          1995           1997       1,100           1.02%

                             DIRECTORS CONTINUING IN OFFICE

Jack A. Copeland       45          1988           1998       2,050 (4)       1.91%

Peter G. Ensenat       77          1992           1998       5,500 (4)       5.14%

Pearl J. Rogers        78          1979           1999       6,929           6.48%

Jay C. Middleton       42          1988           1999         500           0.47%

Vernon F. Plack        55          1993           1999       1,500           1.40%

____________
(1) For the definition of "beneficial ownership," see footnote 1 to the table in the section entitled "Voting Securities and Principal Holders Thereof." Except as otherwise noted below, includes certain shares owned by businesses in which the director is an officer or major stockholder, or by spouses, by immediate family members, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole voting and investment power, unless otherwise indicated. Ownership figures for each director (other than Mr. Kraus) include 500 shares which the director has the right to acquire pursuant to options exercisable within 60 days of the Record Date. Ownership figures for Ms. Rogers and Mr. Ensenat include 409 shares and 5,000 shares, respectively, held jointly with their respective spouses.
                          (Footnotes continued on following page)
                           -3-

(2) In calculating percentage ownership for a given individual, the number of shares of Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of the Record Date held by that individual.
(3) Includes 1,200 shares which Mr. Kraus has the right to acquire pursuant to the exercise of options. Includes 2,433 shares held by the ESOP and allocated to the account of Mr. Kraus as of the Record Date, as to which Mr. Kraus has voting power but no investment power.
(4) Excludes 11,780 shares owned by the ESOP as of the Record Date and over which shares Directors Copeland and Ensenat, in their capacity as ESOP Trustee, exercise shared voting and investment power. Of these 11,780 shares, 6,297 shares had been allocated to ESOP participants who may direct the ESOP Trustee regarding the voting of these shares. Allocated shares for which participants do not provide instructions and unallocated shares can be voted by the ESOP Trustee as directed by the ESOP Committee.


     The principal occupations of the directors of the Company are set forth below. All directors and nominees have held their present positions for at least five years unless otherwise stated.

     RICHARD W. KRAUS has been with the Bank since November 1988 and served as Vice President of Operations until November 1989 when he was promoted to Executive Vice President of the Bank. In December 1990, he was appointed President and Chief Executive Officer of the Bank. He has served as a Director since December 15, 1988. In 1995, Mr. Kraus was presented with the President's Citation in recognition of his commitment to building strong communities and he also received the City of Baltimore's Mayor's Citation for his contributions to the civic welfare of Baltimore's municipality and his continuing public service.

     NANCY H. BURGER participates on several boards in the area of civic activities and has been in the travel agency business since 1977. She is currently affiliated with the Berney Travel
Agency.

     JACK A. COPELAND has served as a director of the Bank since
1988. Dr. Copeland is a radiologist and a Partner in the firm of Copeland, Hyman, Shackman P.A.

     PETER G. ENSENAT has served the Bank as a Director since June 1991. From 1946 to 1985, Mr. Ensenat was co-owner of Ense Spaghetti House, Inc., a restaurant located in Glen Burnie, Maryland. Since that time, Mr. Ensenat has been retired, yet still remains active in managing his personal investment portfolio.

     PEARL J. ROGERS has been with the Bank since 1976. Ms. Rogers has held the positions of Chief Executive Officer, First Vice President, President, and Chairman of the Board. She is presently Chairman of the Board. She has been a Director since 1979.

     JAY C. MIDDLETON has served since 1980 as President of J. Middleton Advisory, an investment advisory firm registered with the Securities and Exchange Commission, which provides investment management and comprehensive financial planning to individuals, closely-held corporations, retirement plans, estates and trusts. In spring 1985, Mr. Middleton was confirmed as a Chartered Financial Consultant by the American College.

     VERNON F. PLACK was nominated by the Board of the Bank in July 1992 to complete the remainder of the term of Harold Glazer. In 1968, Mr. Plack founded and operated V P Financial Services, an accounting and tax service firm for small-to-medium sized businesses. In addition, Mr. Plack has been General Sales Manager of Bond Distributing Company since 1981. Bond Distributing Company is a distributor for manufacturers of beverages.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information regarding the executive officers of Baltimore American who presently do not serve on the Board of Directors of the Company.

                     Age at
  Name         December 31, 1996        Title
  ----         -----------------        -----
  Elisa S. Conn        41           Vice President and Chief
                                    Underwriter

     ELISA S. CONN has been with the Bank since December 1988, and served as Administrator of Lending and Chief Underwriter. In November 1993, Ms. Conn was promoted to Vice President of the Bank. Ms. Conn has an FHA direct endorsement and is a VA automatic underwriter for the Bank. Ms. Conn has a diverse background in all aspects of banking, as well as in mortgage banking.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and the Bank hold regular meetings and special meetings as needed. During the year ended December 31, 1996, the Boards of the Company and the Bank met 15 and 14 times, respectively. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company or the Bank held during fiscal 1996 and the total number of meetings held by all committees on which the director served during such year. The Committees of the Company and the Bank are identical in composition and have identical responsibilities.

     The full Board of Directors acts as the Audit Committee, whereby it monitors the Company's internal accounting controls and meets with the Bank's Administrator of Finance to review internal audit findings, and meets with the 's independent auditors regarding these internal controls to assure full disclosure of the Company's financial condition. Discussions are held and determinations are reached by the full Board during its regularly scheduled monthly Board meetings.

     The Compensation Committee is composed of Directors Plack, Copeland, Ensenat and Middleton. The purpose of the Compensation Committee is to evaluate and ascertain the appropriateness of compensation levels pertaining to the Officers and Directors of the Bank, and dividends paid to stockholders. Decisions of the Compensation Committee are reviewed for ratification by the full Board of Directors. This Committee meets as appropriate, and met two times during the fiscal year 1996.

     The Company's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees, nor established any procedures for this purpose. During fiscal year 1996, the Board of Directors held one meeting in order to make nominations for directors for the 1996 Annual Meeting.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company. No executive officer's salary and bonus earned in fiscal year 1996 exceeded $100,000 for services rendered in all capacities to the Company.

                                                             Long-Term
                                                           Compensation
                                                              Awards
                                 Annual Compensation       ----------
                            ----------------------------   Securities
Name and                                    Other Annual   Underlying    All Other
Principal Position    Year  Salary   Bonus  Compensation    Options    Compensation
------------------    ----  ------   -----  ------------   ----------  ------------

Richard W. Kraus      1996  $98,000  $   --   $    --           --      $6,973 (2)
  President of the    1995   98,000      --        --           --       9,423
  Company and the     1994   98,000      --        --        3,000 (1)      --
  Bank

________
(1) Options were granted under the Bank's 1988 Stock Option and Incentive Plan on June 1, 1994 at an exercise price of $9.50 per share. Options become exercisable at the rate of 20% per year beginning one year after the date of grant.
(2) Includes the cash value received for accumulated vacation earned but not taken.

     AGGREGATED OPTION EXERCISES AND YEAR-END VALUE TABLE. The following table sets forth information concerning the exercise of options by the Chief Executive Officer during the last fiscal year, as well as the value of such options held by such person at the end of the fiscal year. No SARs have been granted to the Chief Executive Officer.

                        Number of Securities            Value of Securities
                       Underlying Unexercised         Underlying Unexercised
                    Options at Fiscal Year-End      Options at Fiscal Year-End(1)
                    ----------------------------    -----------------------------
Name                Exercisable    Unexercisable    Exercisable     Unexercisable
----                -----------    -------------    -----------     -------------
Richard W. Kraus     1,200         1,800               --               --

(1) Options and SARs are considered in-the-money if fair market value of underlying stock exceeds exercise price. None of Mr. Kraus' options were in-the-money at fiscal year-end.

DIRECTOR COMPENSATION

     Currently, all Directors of the Bank are paid $300 per meeting on a monthly basis, except for Executive Officers (President/CEO/CFO) who do not receive any Board fees, and the Chairman of the Board, who receives $300 per meeting and an additional $500 monthly for the additional responsibilities of serving as the Chairman of the Board. Directors are paid only for those meetings at which they attend, with allowances made for vacation and illness (not to exceed two meetings missed). Directors are not paid additional fees for committee meetings.

EMPLOYMENT AGREEMENTS

     In February 1996, the Bank and the Company entered into separate employment agreements (the "Employment Agreements") with President and Chief Executive Officer Richard W. Kraus. The Employment Agreements each have three-year terms. Under the Employment Agreements, Mr. Kraus will receive an annual base salary of $98,000, and annual increases equal to appropriate cost of living increases, conditioned upon the Bank maintaining required regulatory capital levels and specified interest rate risk positions and asset quality measures.

     Under the Employment Agreement with the Bank, Mr. Kraus will be paid a bonus of $10,000 per year if net income for the fiscal year is equal to or exceeds the prior fiscal year's net income, with the net income of 1993 serving as the base. The Bank Employment Agreement also provides that when the Bank accomplishes, from year to year, a minimum of a 6% increase on shareholder's equity, Mr. Kraus will be paid a performance incentive for that year in an amount equal to such increased percentage in shareholders' equity applied to Mr. Kraus' then base salary. (Example: Should the Bank accomplish a 10% increase in shareholders' equity, then Mr. Kraus will be paid a bonus equal to 10% of his then base salary). The maximum performance incentive that may be paid to Mr. Kraus under this formula will be 25% of his then base salary in any fiscal year. "Return on shareholder's equity" means the unadjusted return on shareholders equity calculated by the Bank's internal staff accountant and in accordance with generally accepted accounting principles applied on a consistent basis from period to period which shall be based upon the Bank's financial statements before giving effect to any bonuses and/or any other extraordinary items, except net operating loss carry forwards appropriately classified as extraordinary items on the Bank's financial statements. Loan losses are not to be construed as extraordinary items.

     Each Employment Agreement provides that Mr. Kraus will be included in any discretionary bonus plans, retirement and medical plans, and will receive customary fringe benefits, and vacation and sick leave. The Employment Agreements may be terminated upon Mr. Kraus' disability and will terminate upon his death. The Employment Agreements are also terminable by the Company and the Bank for "just cause" as defined in the Employment Agreements.
In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Kraus' employment without just cause or takes action constituting a constructive discharge he will be entitled to a payment of his salary up to the Employment Agreement's expiration date and, at his election, either cash in an amount equal to the cost to him of obtaining health, life, disability, and other benefits through the Employment Agreement's expiration date, or continued participation under the Bank benefit plans through the Employment Agreement's expiration date, but only to the extent Mr. Kraus continues to qualify for participation therein. Mr. Kraus is able to voluntarily terminate his Employment Agreement by providing 30 days' written notice to the Boards of Directors of the Company and the Bank, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

     In the event of Mr. Kraus' involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," Mr. Kraus will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. Kraus receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 10% of the Company's or the Bank's voting stock, the control of the election of a majority of the Company's or the Bank's directors, or the exercise of a controlling influence over the management or policies of the Company or the Bank. Under the Employment Agreements, a change in control also occurs when, during any consecutive two-year period, individuals who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Continuing Directors") cease for any reason to constitute a majority of such Boards; provided that any individual whose election or nomination for election as a member of the Board was approved by a vote of at least a majority of the Continuing Directors then in office shall be considered a Continuing Director. The Employment Agreements also provide for a similar lump sum payment to be made in the event of Mr. Kraus' voluntary termination of employment within 30 days of a change in control of the Company or the Bank. Alternatively, if Mr. Kraus voluntarily terminates his employment within one year of a change in control, he will be entitled to receive a similar payment, upon the occurrence, or within

90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by him, including (i) the requirement that he perform his principal executive functions more than 30 miles from his current primary office, (ii) a material reduction in his base compensation as then in effect, (iii) the failure of the Company or the Bank to increase Mr. Kraus' salary in accordance with the Employment Agreements, (iv) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, (v) the assignment to him of duties and responsibilities which are materially different from those normally associated with his position, (vi) a material reduction in his authority and responsibility, (vii) the failure to re-elect him to the Company's or the Bank's Board of Directors, and (viii) a material reduction in the secretarial or other administrative support of the Employee. The aggregate payments that would be made to Mr. Kraus, assuming his termination of employment under the foregoing circumstances at December 31, 1996, would have been approximately $269,000.
                TRANSACTIONS WITH MANAGEMENT

     The Bank offers home mortgage and consumer loans to its directors and employees. All currently outstanding loans to directors and executive officers were made in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

     RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Wooden & Benson, Chartered, which audited the Company's consolidated financial statements for the 1996 fiscal year, has been retained by the Board of Directors to be the Company's independent auditors for the 1997 fiscal year. A representative of Wooden & Benson, Chartered is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires. Arthur Andersen LLP, served as the Company's independent auditors for the 1995 fiscal year. On November 7, 1996, Arthur Andersen LLP advised the Company that they were resigning from their engagement. In connection with their audit of the fiscal year ended December 31, 1995, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject of such disagreement in connection with their reports. In addition, during this period there was no adverse opinion or disclaimer of opinion or any opinion qualified or modified as to uncertainty, audit scope or accounting principles.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who beneficially own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which is has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Person that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1996 and prior fiscal years all Reporting Persons have complied with these reporting requirements.
                       OTHER MATTERS
    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should pro-

perly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

                     MISCELLANEOUS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefor.

     The Company's annual report to stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Secretary of the Company. Such annual report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, QUANTUM FINANCIAL HOLDINGS, INC., 4023 ANNAPOLIS ROAD, BALTIMORE, MARYLAND 21227-0222

                 STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 4023 Annapolis Road, Baltimore, Maryland 21227-0222, no later than January 3, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ Peter G. Ensenat

                        PETER G. ENSENAT
                        SECRETARY

Baltimore, Maryland
May 2, 1997

                      REVOCABLE PROXY
              QUANTUM FINANCIAL HOLDINGS, INC.

             ANNUAL MEETING OF STOCKHOLDERS
                      May 22, 1997

     The undersigned hereby appoints Pearl J. Rogers and Peter G. Ensenat with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Quantum Financial Holdings, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at the Holiday Inn, Glen Burnie #2 (North), 6323 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 22, 1997 at 4:00 p.m. (the "Annual Meeting"), and at any and all adjournments thereof, as follows:
                                                        VOTE
                                                FOR    WITHHELD
                                                ---    --------
     1.  The election as directors of all
         nominees listed below (except as
         marked to the contrary below).         [  ]     [  ]

         Richard W. Kraus
         Nancy H. Burger

         INSTRUCTION:  To withhold your vote for any individual
         nominee, insert that nominee's name on the line provided
         below.
         ____________________________

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
NOMINEES.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notifica-

tion to the Secretary of the Company at the annual meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a proxy statement and an annual report to stockholders for the 1996 fiscal year.

Dated: _______________________, 1997


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.